Exhibit (j)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 97 to the registration statement of Scudder International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 15, 2003 relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Latin America Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants/Auditors and Reports to Shareholders", "Independent Auditors and Reports to Shareholders", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                                                                     Exhibit (j)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 97 to the registration statement of Scudder International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 15, 2003 relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Pacific Opportunities Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants/Auditors and Reports to Shareholders", "Independent Auditors and Reports to Shareholders", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                                                                    Exhibit (j)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 97 to the registration statement of Scudder International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 23, 2003 relating to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Greater Europe Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants/Auditors and Reports to Shareholders", "Independent Auditors and Reports to Shareholders", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                                                                      Exhibit(j)




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 97 to the registration statement of International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 23, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Emerging Markets Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27,  2004